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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                  March 6, 2007

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
________________________                      ________________________________
(Commission File Number)                      (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
________________________________________________________________________________
(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   ___________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 21, 2007, Island Pacific, Inc. (the "Company") filed a Current Report on Form 8-K announcing, among other items, the resignation of the Company's independent registered public accounting firm, Singer Lewak Greenbaum & Goldstein LLP ("SLGG"). The Form 8-K is hereby incorporated by reference. In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company provided SLGG with a copy of its disclosures in the Form 8-K and requested SLGG furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Company in Item 4.01 of the Form 8-K. On March 5, 2006, the Company received SLGG's response letter; a copy of that letter is attached hereto as
Exhibit 16.1. By filing the letter as an exhibit as required by Item 304 of Regulation S-K, the Company is not necessarily indicating its agreement with the statements contained therein.

ITEM 4.02(b) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On February 21, 2007, Island Pacific, Inc. (the "Company") filed a Current Report on Form 8-K announcing, among other items, SLGG's statement that reliance can no longer be placed on its audit opinions for the fiscal years ending March 31, 2002, 2003 and 2004. The Form 8-K is hereby incorporated by reference. In accordance with Item 4.02 of Form 8-K, the Company provided SLGG with a copy of its disclosures contained in the Form 8-K and requested that SLGG furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company in Item 4.02 of the Form 8-K. On March 5, 2006, the Company received SLGG's response letter; a copy of that letter is attached hereto as Exhibit 16.1. By filing the letter as an exhibit, the Company is not necessarily indicating its agreement with the statements contained therein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibit No.      Description
      -----------      -----------
         16.1          SLGG letter dated March 5, 2007


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             Island Pacific, Inc.

Date:   March 6, 2007                   By:  /s/ Barry Schechter
                                             ------------------------------
                                             Name:  Barry Schechter
                                             Title: Chief Executive Officer